EXHIBIT 99.1
                                 ------------

                   Computational Materials prepared by GCM.

                   IndyMac INDX Mortgage Loan Trust 2004-AR1
              Mortgage Pass-Through Certificates, Series 2004-AR1



                        Preliminary Marketing Materials




                          $540,921,000 (Approximate)






                               IndyMac MBS, Inc.
                                   Depositor

                          Seller and Master Servicer



                         [LOGO] RBS GREENWICH CAPITAL
                                 UNDERWRITER

    This information is furnished to you solely by Greenwich Capital Markets,
       Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as
           Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                        Date Prepared: February 25, 2004

                   IndyMac INDX Mortgage Loan Trust 2004-AR1
             Mortgage Pass-Through Certificates, Series 2004-AR1

            $540,921,000 (Approximate, Subject to +/- 10% Variance)

                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans

===================================================================================================================================

              Principal Amount         WAL (Yrs)         Pmt Window (Mths)     Interest                         Expected Ratings
   Class        (Approx) (1)         Call/ Mat(2)           Call/ Mat(2)       Rate Type         Tranche Type       S&P/Moody's
===================================================================================================================================
   1-A-1        $220,000,000           3.60/3.95            1-113/1-359        Floater (3)       Senior Floater         AAA/Aaa
   2-A-1        $294,249,000           3.60/3.94            1-113/1-359        Floater (3)       Senior Floater         AAA/Aaa
  A-X-1(4)        notional                N/A                   N/A            Variable          Senior/NAS IO          AAA/Aaa
  A-X-2(5)        notional                   Not Marketed Hereby               Variable          Senior/ WAC IO         AAA/Aaa
    A-R             $100                     Not Marketed Hereby               Variable          Senior/Residual        AAA/Aaa
    B-1         $15,399,000            6.15/6.90            1-113/1-359        Floater (6)      Subordinate Floater     AA/Aa2
    B-2          $7,149,000            6.15/6.90            1-113/1-359        Floater (6)      Subordinate Floater       A/A2
    B-3          $4,124,000            6.15/6.90            1-113/1-359        Floater (6)      Subordinate Floater     BBB/Baa2
-----------------------------------------------------------------------------------------------------------------------------------
    B-4          $3,849,000                                                                     Subordinate Floater       BB/NR
    B-5          $3,024,000              Privately Offered Certificates                         Subordinate Floater        B/NR
    B-6          $2,205,900                                                                     Subordinate Floater       NR/NR
===================================================================================================================================
   Total        $550,000,000


(1) Distributions on the Class 1-A-1 Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the Class 2-A-1 Certificates will be derived primarily from a pool of conforming and non-conforming adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class 1-A-1, Class 2A-1, Class B-1, Class B-2 and Class B-3 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1 and Class 2-A-1 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4) The Class A-X-1 Certificates will consist of two interest only components each of which is related to a specific group of Mortgage Loans. The notional balance of the Class A-X-1 Certificates for any Distribution Date is equal to the sum of the notional balances of such components. The notional balance of the Class A-X-1 group 1 component for any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 1 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 1-A-1 Certificates immediately prior to such Distribution Date. The notional balance of the Class A-X-1 group 2 component for any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 2 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 2-A-1 Certificates immediately prior to such Distribution Date. Beginning on the Distribution Date in October 2007, the notional balance of the Class A-X-1 Certificates will be equal to zero. The Certificate Interest Rate for the Class A-X-1 Certificates will be equal to 0.80%. Principal will not be distributed on the Class A-X-1 Certificates.

(5) The Class A-X-2 Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage

                         [LOGO] RBS GREENWICH CAPITAL

    This information is furnished to you solely by Greenwich Capital Markets,
       Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as
           Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


     Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) weighted average of the Net WAC Caps of the LIBOR Certificates over (ii) the weighted average of the Certificate Interest Rates of the LIBOR Certificates, multiplied by a fraction, the numerator of which is the aggregate principal balance of the LIBOR Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The principal only components of the Class A-X-2 Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class A-X-2 Certificates, as described herein.

(6) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.


Depositor:                 IndyMac MBS, Inc.

Underwriter:               Greenwich Capital Markets, Inc.

Seller and Master
Servicer:                  IndyMac Bank, F.S.B.

Trustee:                   Deutsche Bank National Trust Company.

Rating Agencies:           S&P and Moody's will rate the Offered Certificates as specified on the prior page.

Cut-off Date:              March 1, 2004.

Expected Pricing Date:     February 27, 2004.

Closing Date:              On or about March 15, 2004.

Distribution Date:         The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in April 2004.

Certificates:              The "Senior Certificates" will consist of the Class 1-A-1, Class 2-A-1, Class A-X-1 and Class A-X-2 Certificates (collectively the "Class A Certificates"), and Class A-R
                           Certificate.  The Class  B-1, Class B-2 and Class B-3, Class B-4, Class B-5 and Class
                           B-6 Certificates will be referred to herein as the "Subordinate Certificates."  The
                           Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Class 1-A-1, Class 2-A-1 Certificates and the
                           Subordinate Certificates are referred to herein as the "LIBOR Certificates". The
                           Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates (the
                           "Offered Certificates") are being offered publicly.

Accrued Interest:          The price to be paid by investors for the LIBOR Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class A-X-1 and Class
                           A-X-2 will include [14] days of accrued interest.

Interest Accrual Period:   The interest accrual period with respect to the LIBOR Certificates for a given
                           Distribution Date will be the period beginning with the 25th of the month prior to such
                           Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class A-X-1 and Class A-X-2 Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

                                                                             3

                         [LOGO] RBS GREENWICH CAPITAL



    This information is furnished to you solely by Greenwich Capital Markets,
       Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as
           Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Registration:              The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear
                           System.

Federal Tax Treatment:     It is anticipated that a portion of the Class A Certificates and Subordinate
                           Certificates will be treated as REMIC regular interests for federal tax income purposes.
                           The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are
                           expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class
                           B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:           The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than
                           10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                           "Optional Call Date").

Pricing Prepayment
Speed:                     The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:            The aggregate principal balance of the mortgage loans as of the Cut-off Date is assumed to be approximately $499,326,605 (the "Mortgage Loans"). Additional Mortgage
                           Loans will be added to the trust on the Closing Date such that the aggregate principal balance of the Mortgage Loans is expected to be approximately $500,000,000 on the Closing
                           Date (subject to a variance of 10%). The Mortgage Loans consist of adjustable rate, first lien residential mortgage loans with original terms of 30 years.

                           The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of
                           MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                           For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to Deferred Interest (the
                           "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage



                                                                             4

                         [LOGO] RBS GREENWICH CAPITAL



    This information is furnished to you solely by Greenwich Capital Markets,
       Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as
           Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



                           Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Group 1
 Mortgage Loans:           The aggregate principal balance of the Group 1 mortgage loans is assumed to be approximately $213,615,641 (the "Group 1 Mortgage Loans"). The Group 1 Mortgage Loans
                           consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years.

Group 2
Mortgage Loans:            The aggregate principal balance of the Group 2 mortgage loans is assumed to be approximately
                           $285,710,964 (the "Group 2 Mortgage Loans"). The Group 2 Mortgage Loans consist of conforming and non-conforming adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the
                           Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates,
                           initially [6.50]% total subordination.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially
                           [3.70]% total subordination.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.40]% total subordination.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.65]% total subordination.

Shifting Interest:         Until the Distribution Date occurring in April 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                           The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                           Periods:                                        Unscheduled Principal Payments (%)
                           --------                                        ----------------------------------
                           April 2004 - March 2014                            0% Pro Rata Share
                           April 2014 - March 2015                           30% Pro Rata Share
                           April 2015 - March 2016                           40% Pro Rata Share
                           April 2016 - March 2017                           60% Pro Rata Share
                           April 2017 - March 2018                           80% Pro Rata Share
                           April 2018 and after                             100% Pro Rata Share

                           However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in
                           April 2007, the Subordinate Certificates will




                                                                             5

                         [LOGO] RBS GREENWICH CAPITAL



    This information is furnished to you solely by Greenwich Capital Markets,
       Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as
           Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




                           be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii)
                           on or after the Distribution Date in April 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Scheduled principal payments will be distributed pro rata to the Senior and Subordinate
                           Certificates.

                           Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related
                           Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows:  first, to the Subordinate  Certificates in reverse order of their numerical
                           Class  designations,  in each case until the related  class  principal  balance has been reduced to zero;  and  second;  to the Senior  Certificates  (other than the Class A-X-1 and Class  A-X-2  Certificates)  until the  related  class  principal  balance  has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the Subordinate Certificates on a pro rata basis.

Net Mortgage Rate:         The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:               The "Net WAC Cap" for the Class 1-A-1 Certificates is equal to (i) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans less (ii) the Certificate
                           Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 1 component of the Class A-X-1 Certificates for such
                           Distribution Date divided by (ii) the aggregate principal balance of the Group 1 Mortgage
                           Loans as of the first day of the month prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Class 2-A-1 Certificates is equal to (i) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans less (ii) the Certificate
                           Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class A-X-1 Certificates for such
                           Distribution Date divided by (ii) the aggregate principal balance of the Group 2 Mortgage
                           Loans as of the first day of the month prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of
                           (i) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans and (ii)
                           the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, in each case weighted by the related group subordinate component principal balance, in each case adjusted for the related interest accrual period.



                                                                             6

                         [LOGO] RBS GREENWICH CAPITAL



    This information is furnished to you solely by Greenwich Capital Markets,
       Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as
           Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Carryover Shortfall
Amount:                    If on any Distribution Date, the Certificate Interest Rate for the Class 1-A-1,
                           Class 2-A-1 or Subordinate Certificates is equal to the Net WAC Cap, such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net
                           WAC Cap) over (b) the amount of interest accrued on such Class based on the Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall
                           Amount will be paid only to the extent of interest otherwise distributable to the Class
                           A-X-2 Certificates (after the reduction due to Deferred Interest allocable to the Class
                           A-X-2 Certificates) and additionally only in the case of the Class 1-A-1 and Class 2-A-1
                           Certificates, amounts available from the related Yield Maintenance Agreement on such
                           Distribution Date or future Distribution Dates.



Deferred Interest
Allocable to the
Certificates:              For any Distribution Date the aggregate amount of Deferred Interest will be allocated to the Certificates (other than the Class A-X-1 Certificates) as follows (in each case to the extent of current interest available to such Class of Certificates): First to the
                           Class A-X-2 Certificates, then to the Class B-6 Certificates, then to the Class B-5
                           Certificates, then to the Class B-4 Certificates, then to the Class B-3 Certificates, then to the Class B-2 Certificates, then to the Class B-1 Certificates, and lastly to the
                           Class 1-A-1 and Class 2-A-1 Certificates on a pro rata basis (based off aggregate principal balance). The amount of current interest allocable to each Class of
                           Certificates (other than the Class A-X-1 Certificates) will be reduced by the amount of
                           Deferred Interest allocable to such Class of Certificates and such Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the principal only component in the case of the Class A-X-2
                           Certificates).






                                                                             7

                         [LOGO] RBS GREENWICH CAPITAL


    This information is furnished to you solely by Greenwich Capital Markets,
       Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as
           Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




Class A-X-1 Notional
Balance Schedules:

                             ---------------------------------------------------------------------
                                                          Group 1 Component     Group 2 Component
                                               Period      Notional Balance      Notional Balance
                             ---------------------------------------------------------------------
                                                    1          $200,000,000          $267,499,000
                                                    2          $192,157,998          $256,998,969
                                                    3          $184,634,308          $246,931,465
                                                    4          $177,385,519          $237,232,010
                                                    5          $170,401,658          $227,887,248
                                                    6          $163,673,114          $218,884,301
                                                    7          $157,190,621          $210,210,760
                                                    8          $150,945,250          $201,854,665
                                                    9          $144,928,394          $193,804,489
                                                   10          $139,131,759          $186,049,121
                                                   11          $133,547,350          $178,577,853
                                                   12          $128,167,462          $171,380,364
                                                   13          $122,984,666          $164,446,708
                                                   14          $117,991,807          $157,767,299
                                                   15          $113,181,984          $151,332,897
                                                   16          $108,548,550          $145,134,597
                                                   17          $104,085,095          $139,163,818
                                                   18           $99,785,444          $133,412,288
                                                   19           $95,643,644          $127,872,036
                                                   20           $91,653,959          $122,535,380
                                                   21           $88,048,906          $117,713,179
                                                   22           $84,580,189          $113,073,441
                                                   23           $81,242,760          $108,609,408
                                                   24           $78,031,758          $104,314,571
                                                   25           $74,942,499          $100,182,657
                                                   26           $71,970,471           $96,207,624
                                                   27           $69,111,325           $92,383,651
                                                   28           $66,360,874           $88,705,130
                                                   29           $63,715,081           $85,166,659
                                                   30           $61,170,061           $81,763,033
                                                   31           $58,722,068           $78,489,238
                                                   32           $56,367,494           $75,340,444
                                                   33           $54,102,864           $72,311,999
                                                   34           $51,924,830           $69,399,420
                                                   35           $49,830,167           $66,598,389
                                                   36           $47,815,768           $63,904,749
                                                   37           $45,878,640           $61,314,491
                                                   38           $44,187,102           $59,052,568
                                                   39           $42,557,562           $56,873,594
                                                   40           $40,987,758           $54,774,541
                                                   41           $39,475,512           $52,752,492
                                                   42           $38,018,723           $50,804,638
                                    43 and thereafter                    $0                    $0
                             ---------------------------------------------------------------------


                                                                             8

                         [LOGO] RBS GREENWICH CAPITAL


    This information is furnished to you solely by Greenwich Capital Markets,
       Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as
           Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Yield Maintenance
Agreements:                On the Closing Date, the Trustee will enter into a "Yield Maintenance Agreement", or
                           "YMA", with a counterparty (the "Counterparty") for the benefit of each of the Class
                           1-A-1 and Class 2-A-1 Certificates. The notional balance of the Yield Maintenance
                           Agreements and the strike rates are in the tables below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 9.50%. Each Yield Maintenance Agreement will terminate after the Distribution Date in February 2014. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 1-A-1 or Class 2-A-1 Certificates as applicable.




                                                                             9

                         [LOGO] RBS GREENWICH CAPITAL

    This information is furnished to you solely by Greenwich Capital Markets,
       Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as
           Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                               Yield Maintenance Agreement Schedule and Strike Rates
                                            For Class 1-A-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
         Class 1-A-1                                  Class 1-A-1                                Class 1-A-1
          Notional                                     Notional                                   Notional
Period    Balance ($)    Cap        Cap       Period   Balance ($)   Cap        Cap      Period   Balance($)     Cap        Cap
                        Strike(%)   Ceiling                         Strike(%)  Ceiling                          Strike(%)  Ceiling
                                     (%)                                         (%)                                         (%)
-----------------------------------------------------------------------------------------------------------------------------------
    1    200,000,000    1.80449     9.50000      41   86,023,795    8.48019    9.50000     81    39,493,863     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    2    195,754,191    8.06200     9.50000      42   84,377,238    8.48684    9.50000     82    38,726,402     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    3    191,790,464    8.07715     9.50000      43   82,761,687    8.84730    9.50000     83    37,973,514     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    4    187,901,137    8.09207     9.50000      44   81,176,563    8.84730    9.50000     84    37,234,925     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    5    184,084,829    8.10676     9.50000      45   79,621,300    8.84730    9.50000     85    36,510,367     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    6    180,340,183    8.12124     9.50000      46   78,095,339    8.84730    9.50000     86    35,799,577     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    7    176,665,868    8.13549     9.50000      47   76,598,133    8.84730    9.50000     87    35,102,297     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    8    173,060,577    8.14953     9.50000      48   75,129,146    8.84730    9.50000     88    34,418,274     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    9    169,523,028    8.16337     9.50000      49   73,687,851    8.84730    9.50000     89    33,747,258     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   10    166,051,961    8.17700     9.50000      50   72,273,732    8.84730    9.50000     90    33,089,007     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   11    162,646,142    8.19043     9.50000      51   70,886,280    8.84730    9.50000     91    32,443,279     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   12    159,304,358    8.20366     9.50000      52   69,524,997    8.84730    9.50000     92    31,809,841     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   13    156,025,419    8.21671     9.50000      53   68,189,395    8.84730    9.50000     93    31,188,461     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   14    152,808,158    8.22957     9.50000      54   66,878,995    8.84730    9.50000     94    30,578,913     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   15    149,651,427    8.24226     9.50000      55   65,593,325    8.84730    9.50000     95    29,980,975     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   16    146,554,103    8.25476     9.50000      56   64,331,924    8.84730    9.50000     96    29,394,429     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   17    143,515,080    8.26710     9.50000      57   63,094,337    8.84730    9.50000     97    28,819,060     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   18    140,533,275    8.27926     9.50000      58   61,880,120    8.84730    9.50000     98    28,254,660     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   19    137,607,625    8.29126     9.50000      59   60,688,837    8.84730    9.50000     99    27,701,022     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   20    134,737,086    8.30311     9.50000      60   59,520,058    8.84730    9.50000    100    27,157,944     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   21    131,920,634    8.31335     9.50000      61   58,373,363    8.84730    9.50000    101    26,625,226     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   22    129,157,262    8.32341     9.50000      62   57,248,340    8.84730    9.50000    102    26,102,675     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   23    126,445,984    8.33329     9.50000      63   56,144,582    8.84730    9.50000    103    25,590,100     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   24    123,785,832    8.34300     9.50000      64   55,061,692    8.84730    9.50000    104    25,087,312     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   25    121,175,855    8.35253     9.50000      65   53,999,281    8.84730    9.50000    105    24,594,128     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   26    118,615,121    8.36189     9.50000      66   52,956,964    8.84730    9.50000    106    24,110,367     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   27    116,102,712    8.37109     9.50000      67   51,934,366    8.84730    9.50000    107    23,635,851     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   28    113,637,732    8.38013     9.50000      68   50,931,119    8.84730    9.50000    108    23,170,408     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   29    111,219,298    8.38900     9.50000      69   49,946,860    8.84730    9.50000    109    22,713,866     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   30    108,846,545    8.39771     9.50000      70   48,981,233    8.84730    9.50000    110    22,266,057     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   31    106,518,622    8.40627     9.50000      71   48,033,891    8.84730    9.50000    111    21,826,817     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   32    104,234,697    8.41468     9.50000      72   47,104,491    8.84730    9.50000    112    21,395,986     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   33    101,993,951    8.42294     9.50000      73   46,192,696    8.84730    9.50000    113    20,973,403     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   34     99,795,581    8.43105     9.50000      74   45,298,178    8.84730    9.50000    114    20,558,915     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   35     97,638,800    8.43902     9.50000      75   44,420,613    8.84730    9.50000    115    20,152,369     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   36     95,522,832    8.44684     9.50000      76   43,559,683    8.84730    9.50000    116    19,753,614     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   37     93,446,920    8.45453     9.50000      77   42,715,078    8.84730    9.50000    117    19,362,505     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   38     91,410,319    8.46059     9.50000      78   41,886,490    8.84730    9.50000    118    18,978,897     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   39     89,412,296    8.46652     9.50000      79   41,073,620    8.84730    9.50000    119    18,602,648     8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   40     87,701,948    8.47342     9.50000      80   40,276,174    8.84730    9.50000
-----------------------------------------------------------------------------------------------------------------------------------






                                                                             10

                         [LOGO] RBS GREENWICH CAPITAL

    This information is furnished to you solely by Greenwich Capital Markets,
       Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as
           Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



                               Yield Maintenance Agreement Schedule and Strike Rates
                                            For Class 2-A-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
         Class 2-A-1                                  Class 2-A-1                                Class 2-A-1
          Notional                                     Notional                                   Notional
Period    Balance ($)    Cap        Cap       Period   Balance ($)   Cap        Cap      Period   Balance($)     Cap        Cap
                        Strike(%)   Ceiling                         Strike(%)  Ceiling                          Strike(%)  Ceiling
                                     (%)                                         (%)                                        (%)
-----------------------------------------------------------------------------------------------------------------------------------
    1    267,499,000    1.68450     9.50000      41   115,023,339   8.42964    9.50000     81    52,792,200     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    2    261,808,661    8.01124     9.50000      42   112,820,952   8.43629    9.50000     82    51,765,907     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    3    256,505,975    8.02640     9.50000      43   110,660,050   8.79654    9.50000     83    50,759,108     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    4    251,302,846    8.04133     9.50000      44   108,539,858   8.79654    9.50000     84    49,771,436     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    5    246,197,426    8.05604     9.50000      45   106,459,616   8.79654    9.50000     85    48,802,534     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    6    241,187,898    8.07052     9.50000      46   104,418,579   8.79654    9.50000     86    47,852,050     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    7    236,272,482    8.08478     9.50000      47   102,416,014   8.79654    9.50000     87    46,919,637     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    8    231,449,429    8.09883     9.50000      48   100,451,204   8.79654    9.50000     88    46,004,957     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
    9    226,717,021    8.11268     9.50000      49    98,523,443   8.79654    9.50000     89    45,107,678     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   10    222,073,575    8.12631     9.50000      50    96,632,039   8.79654    9.50000     90    44,227,471     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   11    217,517,436    8.13975     9.50000      51    94,776,314   8.79654    9.50000     91    43,364,018     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   12    213,046,984    8.15300     9.50000      52    92,955,601   8.79654    9.50000     92    42,517,003     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   13    208,660,624    8.16606     9.50000      53    91,169,246   8.79654    9.50000     93    41,686,118     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   14    204,356,794    8.17892     9.50000      54    89,416,607   8.79654    9.50000     94    40,871,061     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   15    200,133,960    8.19161     9.50000      55    87,697,054   8.79654    9.50000     95    40,071,532     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   16    195,990,616    8.20413     9.50000      56    86,009,969   8.79654    9.50000     96    39,287,242     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   17    191,925,285    8.21647     9.50000      57    84,354,746   8.79654    9.50000     97    38,517,904     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   18    187,936,516    8.22864     9.50000      58    82,730,788   8.79654    9.50000     98    37,763,236     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   19    184,022,886    8.24064     9.50000      59    81,137,511   8.79654    9.50000     99    37,022,964     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   20    180,182,998    8.25249    9.50000       60    79,574,342   8.79654    9.50000    100    36,296,816     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   21    176,415,481    8.26274    9.50000       61    78,040,718   8.79654    9.50000    101    35,584,527     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   22    172,718,989    8.27281    9.50000       62    76,536,086   8.79654    9.50000    102    34,885,836     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   23    169,092,202    8.28269    9.50000       63    75,059,905   8.79654    9.50000    103    34,200,488     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   24    165,533,824    8.29240    9.50000       64    73,611,641   8.79654    9.50000    104    33,528,232     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   25    162,042,582    8.30194    9.50000       65    72,190,773   8.79654    9.50000    105    32,868,822     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   26    158,617,228    8.31131    9.50000       66    70,796,788   8.79654    9.50000    106    32,222,015     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   27    155,256,536    8.32051    9.50000       67    69,429,184   8.79654    9.50000    107    31,587,574     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   28    151,959,305    8.32955    9.50000       68    68,087,466   8.79654    9.50000    108    30,965,268     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   29    148,724,353    8.33842    9.50000       69    66,771,150   8.79654    9.50000    109    30,354,867     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   30    145,550,523    8.34714    9.50000       70    65,479,762   8.79654    9.50000    110    29,756,147     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   31    142,436,678    8.35570    9.50000       71    64,212,833   8.79654    9.50000    111    29,168,889     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   32    139,381,702    8.36411    9.50000       72    62,969,906   8.79654    9.50000    112    28,592,876     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   33    136,384,499    8.37237    9.50000       73    61,750,533   8.79654    9.50000    113    28,027,896     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   34    133,443,996    8.38049    9.50000       74    60,554,270   8.79654    9.50000    114    27,473,743     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   35    130,559,138    8.38846    9.50000       75    59,380,687   8.79654    9.50000    115    26,930,211     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   36    127,728,889    8.39629    9.50000       76    58,229,358   8.79654    9.50000    116    26,397,101     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   37    124,952,234    8.40398    9.50000       77    57,099,866   8.79654    9.50000    117    25,874,216     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   38    122,228,175    8.41003    9.50000       78    55,991,802   8.79654    9.50000    118    25,361,364     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   39    119,555,734    8.41597    9.50000       79    54,904,765   8.79654    9.50000    119    24,858,354     8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------
   40    117,267,998    8.42287    9.50000       80    53,838,360   8.79654    9.50000
-----------------------------------------------------------------------------------------------------------------------------------



                                                                             11

                         [LOGO] RBS GREENWICH CAPITAL

    This information is furnished to you solely by Greenwich Capital Markets,
       Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as
           Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Certificates Priority of
Distributions:                 Available  funds from the Mortgage Loans will be distributed in the following  order of priority:
                               1)   Senior Certificates, accrued and unpaid interest, at the related Certificate
                                    Interest Rate, from the related Mortgag Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X-2 Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below;
                               2)   Class A-R Certificate, principal, until its balance is reduced to zero;
                               3)   Class 1-A-1, Class 2-A-1 and Class A-X-2 Certificates, from the related Mortgage
                                    Loans, sequentially, until the principal balance of such Class (or the principal only component in the case of the Class A-X-2 Certificates) has been reduced to zero;
                               4)   Class 1-A-1, Class 2-A-1 and Subordinate Certificates (on a pro rata basis), to pay the Carryover Shortfall Amount, if any, after giving effect to payments received from their related YMA in the case of the Class 1-A-1 and Class 2-A-1 Certificates;
                               5)   Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate
                                    Interest Rate;
                               6)   Class B-1 Certificates, principal allocable to such Class;
                               7)   Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate
                                    Interest Rate;
                               8)   Class B-2 Certificates, principal allocable to such Class;
                               9)   Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate
                                    Interest Rate;
                              10)   Class B-3 Certificates, principal allocable to such Class;
                              11)   Class B-4, Class B-5 and Class B-6 Certificates,  in sequential order,  accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                              12)   Class A-R Certificate, any remaining amount.

                           * The interest payable to a Class of Certificates (other than the Class A-X-1
                             Certificates) on any Distribution Date will be reduced by the amount of any Deferred
                             Interest allocated to such Class of Certificates on such Distribution Date.

                           ** Under certain limited circumstances such as when (i) the aggregate principal balance of the Class A Certificates and principal only component related to a group have been reduced to zero or (ii) the aggregate principal balance of the Class A Certificates and principal only component related to a group are undercollateralized, principal and/or interest from a group will be used to make payments on the unrelated Class A Certificates and principal component.




                                                                             12

                         [LOGO] RBS GREENWICH CAPITAL

                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                         [LOGO] RBS GREENWICH CAPITAL

  This information is furnished to you solely by Greenwich Capital Markets,
    Inc. and not by the issuer of the securities or any of its affiliates.
        Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection
                        with the proposed transaction.



                        Effective Net WAC Cap(1)(2)(3)


The Effective Net WAC Cap for the Class 1-A-1 Certificates will be equal to 1.80% for the first Distribution Date and 9.50% for every Distribution Date thereafter until the first possible Optional Call Date.

The Effective Net WAC Cap for the Class 2-A-1 Certificates will be equal to 1.68% for the first Distribution Date and 9.50% for every Distribution Date thereafter until the first possible Optional Call Date.

(1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.
(2) Assumes proceeds from the related Yield Maintenance Agreement are included.
(3) Assumes the borrowers on the Mortgage Loans always make a fully amortizing payment each month and no Deferred Interest is created.


                                                                           14


                         [LOGO] RBS GREENWICH CAPITAL





This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.


                                      Weighed Average Life Tables(1)


Class 1-A-1 To Optional Call Date
----------------------------------------------------------------------------------------------------------
                             10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
------------------------ ---------------- --------------- ---------------- --------------- ---------------
 WAL (yr)                     6.69             4.73            3.60             2.34            1.66
 MDUR (yr)                    6.17             4.46            3.43             2.26            1.62
 First Prin Pay               04/04           04/04            04/04           04/04           04/04
 Last Prin Pay                02/21           06/16            08/13           05/10           08/08
------------------------ ---------------- --------------- ---------------- --------------- ---------------

Class 1-A-1 To Maturity
----------------------------------------- --------------- ---------------- --------------- ---------------
                             10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
------------------------ ---------------- --------------- ---------------- --------------- ---------------
 WAL (yr)                     7.12             5.15            3.95             2.57            1.82
 MDUR (yr)                    6.50             4.79            3.72             2.46            1.77
 First Prin Pay               04/04           04/04            04/04           04/04           04/04
 Last Prin Pay                02/34           02/34            02/34           02/34           02/34
------------------------ ---------------- --------------- ---------------- --------------- ---------------

Class 2-A-1 To Optional Call Date
----------------------------------------------------------------------------------------------------------
                             10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
------------------------ ---------------- --------------- ---------------- --------------- ---------------
 WAL (yr)                     6.68             4.73            3.60             2.33            1.66
 MDUR (yr)                    6.16             4.45            3.43             2.26            1.62
 First Prin Pay               04/04           04/04            04/04           04/04           04/04
 Last Prin Pay                02/21           06/16            08/13           05/10           08/08
------------------------ ---------------- --------------- ---------------- --------------- ---------------

Class 2-A-1 To Maturity
----------------------------------------------------------------------------------------------------------
                             10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
------------------------ ---------------- --------------- ---------------- --------------- ---------------
 WAL (yr)                     7.11             5.14            3.94             2.56            1.82
 MDUR (yr)                    6.49             4.79            3.72             2.46            1.77
 First Prin Pay               04/04           04/04            04/04           04/04           04/04
 Last Prin Pay                02/34           02/34            02/34           02/34           02/34
------------------------ ---------------- --------------- ---------------- --------------- ---------------



(1)  The tables above assume the borrowers on the Mortgage Loans always make a fully amortizing payment each month and no Deferred Interest is created.







                                                                                                        15

                                       [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.


                                              Weighed Average Life Tables(1)


Class B-1 To Optional Call Date






                                                          10 CPR
                                                          15 CPR
                                                          20 CPR
                                                          30 CPR
                                                          40 CPR

WAL (yr)
                                                           11.06
                                                           8.01
                                                           6.15
                                                           4.36
                                                           3.34

MDUR (yr)
                                                           9.86
                                                           7.36
                                                           5.75
                                                           4.16
                                                           3.22

First Prin Pay
                                                           04/04
                                                           04/04
                                                           04/04
                                                           04/04
                                                           04/04

 Last Prin Pay
                                                           02/21
                                                           06/16
                                                           08/13
                                                           05/10
                                                           08/08



       Class B-1 To Maturity
       ----------------------------------------- --------------- ---------------- --------------- ---------------
                                   10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                    11.98            8.92            6.90             4.99            3.91
        MDUR (yr)                   10.52            8.05            6.36             4.70            3.72
        First Prin Pay              04/04           04/04            04/04           04/04           04/04
        Last Prin Pay               02/34           02/34            02/34           02/34           02/34
       ----------------------------------------------------------------------------------------------------------


                                                                                                               16


                                          [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.


       Class B-2 To Optional Call Date
       ----------------------------------------- --------------- ---------------- --------------- ---------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     11.06            8.01            6.15             4.36            3.34
        MDUR (yr)                    9.42             7.11            5.60             4.07            3.16
        First Prin Pay               04/04           04/04            04/04           04/04           04/04
        Last Prin Pay                02/21           06/16            08/13           05/10           08/08
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------


       Class B-2 To Maturity
       ----------------------------------------- --------------- ---------------- --------------- ---------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     11.98            8.92            6.90             4.99            3.91
        MDUR (yr)                    10.01            7.74            6.16             4.59            3.65
        First Prin Pay               04/04           04/04            04/04           04/04           04/04
        Last Prin Pay                02/34           02/34            02/34           02/34           02/34
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------

       (1)  The tables above assume that the borrowers on the Mortgage Loans always make a fully amortizing payment each month and no Deferred Interest is created.









                                                                                                               17

                                          [LOGO] RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.


                                         Weighed Average Life Tables (1)



       Class B-3 To Optional Call Date
       ----------------------------------------- --------------- ---------------- --------------- ---------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     11.06            8.01            6.15             4.36            3.34
        MDUR (yr)                    9.09             6.91            5.46             3.99            3.11
        First Prin Pay               04/04           04/04            04/04           04/04           04/04
        Last Prin Pay                02/21           06/16            08/13           05/10           08/08
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------

       Class B-3 To Maturity
       ----------------------------------------- --------------- ---------------- --------------- ---------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     11.98            8.92            6.90             4.99            3.91
        MDUR (yr)                    9.61             7.47            5.97             4.46            3.56
        First Prin Pay               04/04           04/04            04/04           04/04           04/04
        Last Prin Pay                02/34           02/34            02/34           02/34           02/34
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------


        (1)  The tables above assume that the borrowers on the Mortgage Loans always make a fully amortizing payment each month and no Deferred Interest is created.









                                                                                                               18

                                          [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                  Total Mortgage Loan Statistics
                                                      As of the Cut-off Date


Aggregate Current Balance:                             $499,326,605
Number Of Loans:                                              1,821

                                                                                        Minimum                   Maximum
Average Current Balance:                                   $274,205                     $49,913                $1,500,000
Average Original Balance:                                  $274,334                     $50,000                $1,500,000

Weighted Average Current Mortgage Rate:                       3.499  %                    1.250  %                  4.984  %
Weighted Average Gross Margin:                                2.946  %                    1.850  %                  4.400  %
Weighted Average Maximum Mortgage Rate:                       9.203  %                    8.000  %                 12.900  %

Weighted Average Original LTV Ratio:                          71.28  %                    12.11  %                  95.00  %

Weighted Average Negative Amortization Limit:                110.00  %                   110.00  %                 110.00  %
Weighted Average Payment Cap:                                  7.50  %                     7.50  %                   7.50  %
Weighted Average Recast Frequency:                               60                          60                        60

Weighted Average Credit Score:                                  705                         617                       813

Weighted Average Original Term:                                 360  months                 360  months               360  months
Weighted Average Remaining Term:                                359  months                 357  months               360  months

Weighted Average Months To Roll:                                  1  months                   1  months                 1  months
Weighted Average Rate Adjustment Frequency:                       1  months                   1  months                 1  months

First Payment Date:                                                             Jan 01, 2004                 Apr 01, 2004
Maturity Date:                                                                  Dec 01, 2033                 Mar 01, 2034

Top State Concentrations ($):                       54.83 %  California,  5.39 %  Florida,  4.34 %  New Jersey
Maximum Zip Code Concentration ($):                  0.45 %  85253









                                                                                                                               19

                                                  [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
INDEX:                                                      Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
MTA                                                                  1,821          499,326,605.42              100.00
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================


                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
CURRENT BALANCE:                                            Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
    49,913  -    50,000                                                  2               99,913.46                0.02
    50,001  -   100,000                                                125            9,914,557.34                1.99
   100,001  -   150,000                                                292           36,684,863.18                7.35
   150,001  -   200,000                                                296           51,954,581.50               10.40
   200,001  -   250,000                                                300           67,992,567.24               13.62
   250,001  -   300,000                                                202           56,049,619.17               11.23
   300,001  -   350,000                                                158           51,421,822.71               10.30
   350,001  -   400,000                                                151           56,916,879.92               11.40
   400,001  -   450,000                                                 72           30,783,751.29                6.17
   450,001  -   500,000                                                 67           32,157,654.94                6.44
   500,001  -   550,000                                                 37           19,394,525.09                3.88
   550,001  -   600,000                                                 38           21,972,780.17                4.40
   600,001  -   650,000                                                 26           16,653,631.56                3.34
   650,001  -   700,000                                                  5            3,398,990.00                0.68
   700,001  -   750,000                                                 16           11,711,099.97                2.35
   750,001  -   800,000                                                  5            3,886,850.00                0.78
   800,001  -   850,000                                                  3            2,479,378.13                0.50
   850,001  -   900,000                                                  4            3,534,231.19                0.71
   900,001  -   950,000                                                  6            5,570,800.00                1.12
   950,001  - 1,000,000                                                 13           12,817,026.27                2.57
 1,000,001  - 1,050,000                                                  1            1,016,600.00                0.20
 1,400,001  - 1,450,000                                                  1            1,414,482.29                0.28
 1,450,001  - 1,500,000                                                  1            1,500,000.00                0.30
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================









                                                                                                                     20

                                             [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
CURRENT MORTGAGE RATE:                                      Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
  1.250  -  1.250                                                      359          105,764,701.21               21.18
  1.751  -  2.000                                                       40           10,123,468.00                2.03
  2.751  -  3.000                                                       38            7,438,371.00                1.49
  3.001  -  3.250                                                        2              682,014.53                0.14
  3.251  -  3.500                                                       47           17,603,416.86                3.53
  3.501  -  3.750                                                      124           41,030,068.41                8.22
  3.751  -  4.000                                                      131           43,245,923.91                8.66
  4.001  -  4.250                                                      341           88,492,990.12               17.72
  4.251  -  4.500                                                      542          135,086,386.73               27.05
  4.501  -  4.750                                                      163           41,202,225.45                8.25
  4.751  -  4.984                                                       34            8,657,039.20                1.73
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================

                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
ORIGINAL TERM:                                              Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
 360                                                                 1,821          499,326,605.42              100.00
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================

                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
REMAINING TERM:                                             Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
 357                                                                     2              389,874.84                0.08
 358                                                                   225           58,655,328.03               11.75
 359                                                                 1,157          316,954,862.34               63.48
 360                                                                   437          123,326,540.21               24.70
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================

                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
PROPERTY TYPE:                                              Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
Single Family                                                        1,251          338,229,330.84               67.74

PUD                                                                    314           97,115,461.99               19.45

Condominium                                                            164           37,174,999.94                7.45

Two-Four Family                                                         71           20,855,109.65                4.18

Townhouse                                                               21            5,951,703.00                1.19
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================



                                                                                                                     21

                                             [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
PURPOSE CODE:                                               Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
Cash Out Refinance                                                     918          248,801,551.30               49.83

Rate/Term Refinance                                                    543          139,149,928.37               27.87

Purchase                                                               360          111,375,125.75               22.31
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================

                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
OCCUPANCY:                                                  Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
Primary                                                              1,694          470,021,506.26               94.13

Investor                                                                96           21,234,892.59                4.25

Second Home                                                             31            8,070,206.57                1.62
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================

                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
DOCUMENTATION:                                              Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
Reduced Documentation                                                  976          297,315,343.30               59.54

Full Documentation                                                     622          144,831,390.03               29.01

No Income/No Asset                                                     203           52,387,850.60               10.49

Limited Documentation                                                   20            4,792,021.49                0.96
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================

                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
SILENT SECOND:                                              Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
No Silent Second                                                     1,513          404,604,803.75               81.03

Silent Second                                                          308           94,721,801.67               18.97
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================









                                                                                                                     22

                                             [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
GROSS MARGIN:                                               Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
  1.850  -  2.000                                                        3              794,114.53                0.16
  2.001  -  2.250                                                       63           23,704,516.86                4.75
  2.251  -  2.500                                                      172           56,673,223.41               11.35
  2.501  -  2.750                                                      172           56,161,288.91               11.25
  2.751  -  3.000                                                      466          120,712,399.12               24.18
  3.001  -  3.250                                                      697          176,144,995.73               35.28
  3.251  -  3.500                                                      205           54,493,527.66               10.91
  3.501  -  3.750                                                       42           10,541,039.20                2.11
  4.251  -  4.400                                                        1              101,500.00                0.02
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================

                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
MAXIMUM MORTGAGE RATE:                                      Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
  8.000  -  8.000                                                        3              869,309.64                0.17
  8.001  -  8.250                                                        6            1,465,601.35                0.29
  8.501  -  8.750                                                        3              827,900.00                0.17
  8.751  -  9.000                                                    1,321          378,434,862.88               75.79
  9.001  -  9.250                                                        4            2,000,482.29                0.40
  9.251  -  9.500                                                        1              361,500.00                0.07
  9.501  -  9.750                                                        1              197,000.00                0.04
  9.751  - 10.000                                                      429          101,116,745.66               20.25
 10.001  - 10.250                                                       32            9,059,353.98                1.81
 10.751  - 11.000                                                        6            1,363,597.19                0.27
 11.751  - 12.000                                                        5            1,531,154.00                0.31
 12.251  - 12.500                                                        3              853,900.39                0.17
 12.751  - 12.900                                                        7            1,245,198.04                0.25
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================









                                                                                                                     23

                                             [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
ORIGINAL LTV RADIO:                                         Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
  12.11  -  15.00                                                        1              178,000.00                0.04
  15.01  -  20.00                                                        3              550,000.00                0.11
  20.01  -  25.00                                                        4              437,000.00                0.09
  25.01  -  30.00                                                        8            1,093,800.00                0.22
  30.01  -  35.00                                                       14            3,068,360.97                0.61
  35.01  -  40.00                                                       19            3,379,594.80                0.68
  40.01  -  45.00                                                       35            7,162,802.50                1.43
  45.01  -  50.00                                                       52           15,554,169.67                3.12
  50.01  -  55.00                                                       69           18,721,991.95                3.75
  55.01  -  60.00                                                       84           24,500,475.03                4.91
  60.01  -  65.00                                                      106           32,790,490.64                6.57
  65.01  -  70.00                                                      196           66,750,726.70               13.37
  70.01  -  75.00                                                      489          138,105,327.75               27.66
  75.01  -  80.00                                                      638          167,618,702.96               33.57
  80.01  -  85.00                                                       30            5,911,754.95                1.18
  85.01  -  90.00                                                       36            6,735,423.26                1.35
  90.01  -  95.00                                                       37            6,767,984.24                1.36
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================

                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
CREDIT SCORE:                                               Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
 617  - 625                                                             32            8,719,592.33                1.75
 626  - 650                                                            215           54,810,982.83               10.98
 651  - 675                                                            281           76,380,626.52               15.30
 676  - 700                                                            357          105,328,581.32               21.09
 701  - 725                                                            316           91,412,221.67               18.31
 726  - 750                                                            241           67,198,303.78               13.46
 751  - 775                                                            234           63,019,528.20               12.62
 776  - 800                                                            129           28,629,584.81                5.73
 801  - 813                                                             16            3,827,183.96                0.77
-----------------------------------------------------    ------------------    --------------------    ----------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ====================    ================







                                                                                                                     24

                                             [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
PREPAY PENALTY TERM:                                        Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
   0                                                                   111           35,436,002.37                7.10
  12                                                                   153           56,906,997.57               11.40
  24                                                                     1              111,930.00                0.02
  36                                                                 1,556          406,871,675.48               81.48
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================









                                                                                                                     25

                                             [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
STATE:                                                      Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
California                                                             843          273,768,939.68                54.83

Florida                                                                144           26,912,747.22                 5.39

New Jersey                                                              70           21,682,852.93                 4.34

Illinois                                                                65           17,751,615.62                 3.56

Colorado                                                                66           15,486,823.86                 3.10

Texas                                                                   62           12,581,996.07                 2.52

Arizona                                                                 45           11,858,231.15                 2.37

New York                                                                35           11,500,993.34                 2.30

Virginia                                                                39           11,425,109.37                 2.29

Minnesota                                                               48           10,512,217.60                 2.11

Michigan                                                                51            9,157,313.18                 1.83

Ohio                                                                    42            7,198,715.78                 1.44

Connecticut                                                             21            6,043,675.56                 1.21

Maryland                                                                23            6,008,011.00                 1.20

Oregon                                                                  23            5,751,731.37                 1.15

Nevada                                                                  28            5,446,783.07                 1.09

Washington                                                              26            5,066,478.95                 1.01

Missouri                                                                26            4,686,939.77                 0.94

Utah                                                                    11            4,624,830.51                 0.93

Georgia                                                                 22            4,578,300.00                 0.92

Pennsylvania                                                            19            3,836,298.49                 0.77

Massachusetts                                                           12            3,639,350.00                 0.73

Kansas                                                                   9            2,986,404.65                 0.60

North Carolina                                                          12            2,963,064.80                 0.59

Wisconsin                                                               13            2,080,950.00                 0.42

Indiana                                                                 13            2,075,180.15                 0.42

Tennessee                                                               10            1,588,272.73                 0.32

Hawaii                                                                   4            1,561,750.00                 0.31

Alaska                                                                   4              752,501.99                 0.15

New Hampshire                                                            4              703,950.00                 0.14

Delaware                                                                 3              619,500.00                 0.12

South Carolina                                                           3              557,206.00                 0.11

Nebraska                                                                 3              458,100.00                 0.09

District of Columbia                                                     2              451,520.00                 0.09

New Mexico                                                               2              433,150.00                 0.09

South Dakota                                                             1              391,660.00                 0.08

Rhode Island                                                             2              382,053.09                 0.08

Idaho                                                                    3              368,200.00                 0.07

Louisiana                                                                3              331,721.71                 0.07

Vermont                                                                  2              316,000.00                 0.06


                                                                                                                     26

                                               [LOGO] Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                                                             Principal
                                                                                 Principal Balance             Balance
                                                                 Number of       Outstanding as of      Outstanding as
STATE:                                                      Mortgage Loans         the Cutoff Date  of the Cutoff Date
-----------------------------------------------------    ------------------    -------------------- -------------------
Montana                                                                  2              232,665.78                0.05

Oklahoma                                                                 2              223,400.00                0.04

Wyoming                                                                  1              140,250.00                0.03

Maine                                                                    1              116,000.00                0.02

Mississippi                                                              1               73,150.00                0.01
-----------------------------------------------------    ------------------    -------------------- -------------------
Total                                                                1,821          499,326,605.42              100.00
=====================================================    ==================    ==================== ===================










                                                                                                                     27

                                             [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                               Group 1 Mortgage Loan Statistics
                                                    As of the Cut-off Date

Aggregate Current Balance:                         $213,615,641
Number Of Loans:                                          1,094

                                                                                   Minimum                      Maximum
Average Current Balance:                               $195,261                    $51,118                     $515,900
Average Original Balance:                              $195,355                    $51,118                     $515,900

Weighted Average Current Mortgage Rate:                   3.591  %                   1.250  %                     4.984  %
Weighted Average Gross Margin:                            2.993  %                   1.850  %                     4.400  %
Weighted Average Maximum Mortgage Rate:                   9.232  %                   8.000  %                    12.900  %

Weighted Average Original LTV Ratio:                      71.73  %                   12.11  %                     95.00  %

Weighted Average Negative Amortization Limit:            110.00  %                  110.00  %                    110.00  %
Weighted Average Payment Cap:                              7.50  %                    7.50  %                      7.50  %
Weighted Average Recast Frequency:                           60                         60                           60

Weighted Average Credit Score:                              707                        620                          813

Weighted Average Original Term:                             360  months                360  months                  360  months
Weighted Average Remaining Term:                            359  months                357  months                  360  months

Weighted Average Months To Roll:                              1  months                  1  months                    1  months
Weighted Average Rate Adjustment Frequency:                   1  months                  1  months                    1  months

First Payment Date:                                                         Jan 01, 2004                   Apr 01, 2004
Maturity Date:                                                              Dec 01, 2033                   Mar 01, 2034

Top State Concentrations ($):                     43.20 %  California,  7.81 %  Florida,  4.37 %  Colorado
Maximum Zip Code Concentration ($):               0.52 %  94541



                                                                                                        28

                                             [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                      % of Aggregate
                                                               Principal Balance   Principal Balance
                                               Number of       Outstanding as of   Outstanding as of
INDEX:                                    Mortgage Loans         the Cutoff Date     the Cutoff Date
------------------------------------   ------------------    --------------------    ----------------

MTA                                                1,094          213,615,641.30              100.00
------------------------------------   ------------------    --------------------    ----------------
Total                                              1,094          213,615,641.30              100.00
====================================   ==================    ====================    ================

                                                                                      % of Aggregate
                                                               Principal Balance   Principal Balance
                                               Number of       Outstanding as of   Outstanding as of
CURRENT BALANCE:                          Mortgage Loans         the Cutoff Date     the Cutoff Date
------------------------------------   ------------------    --------------------    ----------------


------------------------------------   ------------------    --------------------    ----------------
    51,118 - 100,000                                 96            7,630,271.92                3.57
   100,001 - 150,000                                246           30,840,026.49               14.44
   150,001 - 200,000                                251           43,939,589.39               20.57
   200,001 - 250,000                                238           54,085,660.78               25.32
   250,001 - 300,000                                171           47,427,343.75               22.20
   300,001 - 350,000                                 87           27,588,848.97               12.92
   350,001 - 400,000                                  2              760,000.00                0.36
   400,001 - 450,000                                  2              828,000.00                0.39
   500,001 - 515,900                                  1              515,900.00                0.24
------------------------------------   ------------------    --------------------    ----------------
Total                                             1,094          213,615,641.30              100.00
====================================   ==================    ====================    ================

                                                                                      % of Aggregate
                                                               Principal Balance   Principal Balance
                                               Number of       Outstanding as of   Outstanding as of
CURRENT MORTGAGE RATE:                    Mortgage Loans         the Cutoff Date     the Cutoff Date

------------------------------------   ------------------    --------------------    ----------------
  1.250  - 1.250                                    200           41,437,474.00               19.40
  1.751  - 2.000                                     20            3,689,028.00                1.73
  2.751  - 3.000                                     30            4,758,686.00                2.23
  3.251  - 3.500                                     18            4,225,194.86                1.98
  3.501  - 3.750                                     63           13,457,303.21                6.30
  3.751  - 4.000                                     73           15,074,902.61                7.06
  4.001  - 4.250                                    226           44,708,349.77               20.93
  4.251  - 4.500                                    337           63,058,476.03               29.52
  4.501  - 4.750                                    101           17,938,195.71                8.40
  4.751  - 4.984                                     26            5,268,031.11                2.47
------------------------------------   ------------------    --------------------    ----------------
Total                                             1,094          213,615,641.30              100.00
====================================   ==================    ====================    ================


                                                                                      % of Aggregate
                                                               Principal Balance   Principal Balance
                                               Number of       Outstanding as of   Outstanding as of
ORIGINAL TERM:                            Mortgage Loans         the Cutoff Date     the Cutoff Date
------------------------------------   ------------------    --------------------    ----------------
360                                               1,094          213,615,641.30              100.00
------------------------------------   ------------------    --------------------    ----------------
Total                                             1,094          213,615,641.30              100.00
====================================   ==================    ====================    ================



                                                                                                                     29

                                             [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
REMAINING TERM:                                    Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
357                                                             2                389,874.84                     0.18
358                                                           133             25,541,936.89                    11.96
359                                                           709            137,798,641.57                    64.51
360                                                           250             49,885,188.00                    23.35
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                       1,094            213,615,641.30                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
PROPERTY TYPE:                                     Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
Single Family                                                 735            140,097,053.40                    65.58
PUD                                                           174             35,723,975.46                    16.72
Condominium                                                   120             22,810,687.64                    10.68
Two-Four Family                                                49             11,551,224.80                     5.41
Townhouse                                                      16              3,432,700.00                     1.61
-----------------------------------------     ---------------------    ------------------------    -------- ------------
Total                                                       1,094            213,615,641.30                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
PURPOSE CODE:                                      Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
Cash Out Refinance                                            548            108,926,516.82                    50.99
Rate/Term Refinance                                           348             63,784,933.49                    29.86
Purchase                                                      198             40,904,190.99                    19.15
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                       1,094            213,615,641.30                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
OCCUPANCY:                                         Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
Primary                                                     1,003            197,754,006.61                     92.57
Investor Second                                                69             11,876,228.12                      5.56
Home                                                           22              3,985,406.57                      1.87
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                       1,094            213,615,641.30                    100.00
=========================================     =====================    ========================    ====================




                                                                                                                      30
                                              [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
DOCUMENTATION:                                     Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
Reduced Documentation                                         528            110,289,091.23                    51.63
Full Documentation                                            437             78,582,650.22                    36.79
No Income / No Asset                                          118             22,662,031.81                    10.61
Limited Documentation                                          11              2,081,868.04                     0.97
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                       1,094            213,615,641.30                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
SILENT SECOND:                                     Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
No Silent Second                                              921            177,695,967.13                    83.18
Silent Second                                                 173             35,919,674.17                    16.82
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                       1,094            213,615,641.30                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
GROSS MARGIN:                                      Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
1.850 - 2.000                                                   1                112,100.00                     0.05
2.001 - 2.250                                                  24              5,570,394.86                     2.61
2.251 - 2.500                                                  88             18,915,758.21                     8.86
2.501 - 2.750                                                  97             20,137,214.61                     9.43
2.751 - 3.000                                                 303             59,653,476.77                    27.93
3.001 - 3.250                                                 430             81,839,360.03                    38.31
3.251 - 3.500                                                 118             20,931,305.71                     9.80
3.501 - 3.750                                                  32              6,354,531.11                     2.97
4.251 - 4.400                                                   1                101,500.00                     0.05
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                       1,094            213,615,641.30                   100.00
=========================================     =====================    ========================    ====================




                                                                                                                      31
                                              [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
MAXIMUM MORTGAGE RATE:                             Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
8.000 - 8.000                                                   2                405,261.14                     0.19
8.001 - 8.250                                                   4                717,351.35                     0.34
8.501 - 8.750                                                   2                317,900.00                     0.15
8.751 - 9.000                                                 773            155,596,112.41                    72.84
9.001 - 9.250                                                   3                586,000.00                     0.27
9.501 - 9.750                                                   1                197,000.00                     0.09
9.751 - 10.000                                                279             50,252,022.72                    23.52
10.001 - 10.250                                                17              3,268,744.45                     1.53
10.751 - 11.000                                                 5                843,597.19                     0.39
11.751 - 12.000                                                 3                713,154.00                     0.33
12.751 - 12.900                                                 5                718,498.04                     0.34
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                       1,094            213,615,641.30                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
ORIGINAL LTV RATIO:                                Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
12.11 - 15.00                                                   1                178,000.00                     0.08
15.01 - 20.00                                                   2                250,000.00                     0.12
20.01 - 25.00                                                   4                437,000.00                     0.20
25.01 - 30.00                                                   7              1,001,000.00                     0.47
30.01 - 35.00                                                  10              1,715,010.24                     0.80
35.01 - 40.00                                                  13              1,928,594.80                     0.90
40.01 - 45.00                                                  26              4,342,104.30                     2.03
45.01 - 50.00                                                  27              4,899,019.67                     2.29
50.01 - 55.00                                                  43              8,017,741.31                     3.75
55.01 - 60.00                                                  56             10,410,222.71                     4.87
60.01 - 65.00                                                  54             10,905,105.53                     5.11
65.01 - 70.00                                                 110             23,642,553.02                    11.07
70.01 - 75.00                                                 275             55,316,611.67                    25.90
75.01 - 80.00                                                 384             77,177,933.62                    36.13
80.01 - 85.00                                                  23              4,012,201.44                     1.88
85.01 - 90.00                                                  29              4,819,193.45                     2.26
90.01 - 95.00                                                  30              4,563,349.54                     2.14
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                       1,094            213,615,641.30                   100.00
=========================================     =====================    ========================    ====================




                                                                                                                      32
                                              [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
CREDIT SCORE:                                      Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
620 - 625                                                      19              4,269,992.33                     2.00
626 - 650                                                     140             26,753,855.67                    12.52
651 - 675                                                     163             32,040,126.47                    15.00
676 - 700                                                     196             37,495,283.55                    17.55
701 - 725                                                     170             34,249,680.48                    16.03
726 - 750                                                     151             29,921,538.45                    14.01
751 - 775                                                     149             29,221,913.39                    13.68
776 - 800                                                      96             17,688,507.00                     8.28
801 - 813                                                      10              1,974,743.96                     0.92
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                       1,094            213,615,641.30                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
PREPAY PENALTY TERM:                               Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
0                                                              56             11,600,857.15                     5.43
12                                                             66             15,114,186.25                     7.08
24                                                              1                111,930.00                     0.05
36                                                            971            186,788,667.90                    87.44
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                       1,094            213,615,641.30                   100.00
=========================================     =====================    ========================    ====================




                                                                                                                      33
                                              [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
STATE:                                             Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
California                                                    414             92,275,715.36                    43.20
Florida                                                       108             16,685,275.11                     7.81
Colorado                                                       49              9,324,974.88                     4.37
Illinois                                                       46              8,899,519.94                     4.17
New Jersey                                                     37              8,199,171.43                     3.84
Texas                                                          45              7,560,778.83                     3.54
Minnesota                                                      38              6,687,353.86                     3.13
Michigan                                                       39              6,197,523.18                     2.90
Virginia                                                       22              5,364,118.99                     2.51
New York                                                       21              5,207,207.49                     2.44
Arizona                                                        30              4,543,110.76                     2.13
Nevada                                                         24              4,255,892.64                     1.99
Washington                                                     20              3,750,428.95                     1.76
Maryland                                                       17              3,626,458.00                     1.70
Oregon                                                         17              3,604,449.83                     1.69
Ohio                                                           26              3,580,891.25                     1.68
Pennsylvania                                                   16              2,751,298.49                     1.29
Connecticut                                                    13              2,741,454.45                     1.28
Missouri                                                       19              2,663,233.41                     1.25
Georgia                                                        14              2,361,650.00                     1.11
Indiana                                                        11              1,709,380.15                     0.80
North Carolina                                                  6              1,489,580.54                     0.70
Wisconsin                                                       9              1,353,950.00                     0.63
Massachusetts                                                   6              1,255,600.00                     0.59
Kansas                                                          5              1,005,404.65                     0.47
Hawaii                                                          3                912,750.00                     0.43
Tennessee                                                       7                854,120.00                     0.40
Alaska                                                          4                752,501.99                     0.35
New Hampshire                                                   4                703,950.00                     0.33
Delaware                                                        3                619,500.00                     0.29
Nebraska                                                        3                458,100.00                     0.21
Louisiana                                                       3                331,721.71                     0.16
Vermont                                                         2                316,000.00                     0.15
Idaho                                                           2                295,200.00                     0.14
Montana                                                         2                232,665.78                     0.11
South Carolina                                                  2                173,506.00                     0.08
Rhode Island                                                    1                172,053.09                     0.08
Oklahoma                                                        1                155,000.00                     0.07
District of Columbia                                            1                151,520.00                     0.07
Utah                                                            1                126,580.54                     0.06
Maine                                                           1                116,000.00                     0.05
New Mexico                                                      1                 76,900.00                     0.04
Mississippi                                                     1                 73,150.00                     0.03
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                       1,094            213,615,641.30                   100.00
=========================================     =====================    ========================    ====================




                                                                                                                      34
                                              [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                  Group 2 Mortgage Loan Statistics

                                                       As of the Cut-off Date

Aggregate Current Balance:                              $285,710,964
Number Of Loans:                                                 727

                                                                                        Minimum                   Maximum
Average Current Balance:                                    $393,000                    $49,913                $1,500,000
Average Original Balance:                                   $393,182                    $50,000                $1,500,000

Weighted Average Current Mortgage Rate:                        3.431  %                   1.250  %                  4.984  %
Weighted Average Gross Margin:                                 2.912  %                   1.950  %                  3.750  %
Weighted Average Maximum Mortgage Rate:                        9.182  %                   8.000  %                 12.900  %

Weighted Average Original LTV Ratio:                           70.95  %                   16.67  %                  95.00  %

Weighted Average Negative Amortization Limit:                 110.00  %                  110.00  %                 110.00  %
Weighted Average Payment Cap:                                   7.50  %                    7.50  %                   7.50  %
Weighted Average Recast Frequency:                                60                         60                        60

Weighted Average Credit Score:                                   703                        617                       810

Weighted Average Original Term:                                  360  months                360  months               360  months
Weighted Average Remaining Term:                                 359  months                358  months               360  months

Weighted Average Months To Roll:                                   1  months                  1  months                 1  months
Weighted Average Rate Adjustment Frequency:                        1  months                  1  months                 1  months

First Payment Date:                                                             Feb 01, 2004             Apr 01, 2004
Maturity Date:                                                                  Jan 01, 2034             Mar 01, 2034

Top State Concentrations ($):                          63.52 % California, 4.72 % New Jersey, 3.58 % Florida
Maximum Zip Code Concentration ($):                     0.77 % 90049




                                                                                                                                35
                                              [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
INDEX:                                             Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
MTA                                                           727            285,710,964.12                   100.00
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
CURRENT BALANCE:                                   Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
49,913 - 50,000                                                 2                 99,913.46                     0.03
50,001 - 100,000                                               29              2,284,285.42                     0.80
100,001 - 150,000                                              46              5,844,836.69                     2.05
150,001 - 200,000                                              45              8,014,992.11                     2.81
200,001 - 250,000                                              62             13,906,906.46                     4.87
250,001 - 300,000                                              31              8,622,275.42                     3.02
300,001 - 350,000                                              71             23,832,973.74                     8.34
350,001 - 400,000                                             149             56,156,879.92                    19.66
400,001 - 450,000                                              70             29,955,751.29                    10.48
450,001 - 500,000                                              67             32,157,654.94                    11.26
500,001 - 550,000                                              36             18,878,625.09                     6.61
550,001 - 600,000                                              38             21,972,780.17                     7.69
600,001 - 650,000                                              26             16,653,631.56                     5.83
650,001 - 700,000                                               5              3,398,990.00                     1.19
700,001 - 750,000                                              16             11,711,099.97                     4.10
750,001 - 800,000                                               5              3,886,850.00                     1.36
800,001 - 850,000                                               3              2,479,378.13                     0.87
850,001 - 900,000                                               4              3,534,231.19                     1.24
900,001 - 950,000                                               6              5,570,800.00                     1.95
950,001 - 1,000,000                                            13             12,817,026.27                     4.49
1,000,001 - 1,050,000                                           1              1,016,600.00                     0.36
1,400,001 - 1,450,000                                           1              1,414,482.29                     0.50
1,450,001 - 1,500,000                                           1              1,500,000.00                     0.53
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================




                                                                                                                      36
                                              [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
CURRENT MORTGAGE RATE:                             Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
1.250 - 1.250                                                 159             64,327,227.21                    22.51
1.751 - 2.000                                                  20              6,434,440.00                     2.25
2.751 - 3.000                                                   8              2,679,685.00                     0.94
3.001 - 3.250                                                   2                682,014.53                     0.24
3.251 - 3.500                                                  29             13,378,222.00                     4.68
3.501 - 3.750                                                  61             27,572,765.20                     9.65
3.751 - 4.000                                                  58             28,171,021.30                     9.86
4.001 - 4.250                                                 115             43,784,640.35                    15.32
4.251 - 4.500                                                 205             72,027,910.70                    25.21
4.501 - 4.750                                                  62             23,264,029.74                     8.14
4.751 - 4.984                                                   8              3,389,008.09                     1.19
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
ORIGINAL TERM:                                     Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
360                                                           727            285,710,964.12                   100.00
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
REMAINING TERM:                                    Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
358                                                            92             33,113,391.14                    11.59
359                                                           448            179,156,220.77                    62.71
360                                                           187             73,441,352.21                    25.70
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
PROPERTY TYPE:                                     Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
Single Family                                                 516            198,132,277.44                    69.35
PUD                                                           140             61,391,486.53                    21.49
Condominium                                                    44             14,364,312.30                     5.03
Two-Four Family                                                22              9,303,884.85                     3.26
Townhouse                                                       5              2,519,003.00                     0.88
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================




                                                                                                                      37
                                              [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
PURPOSE CODE:                                      Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
Cash Out Refinance                                            370            139,875,034.48                    48.96
Rate/Term Refinance                                           195             75,364,994.88                    26.38
Purchase                                                      162             70,470,934.76                    24.67
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
OCCUPANCY:                                         Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
Primary                                                       691            272,267,499.65                    95.29
Investor                                                       27              9,358,664.47                     3.28
Second Home                                                     9              4,084,800.00                     1.43
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
DOCUMENTATION:                                     Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
Reduced Documentation                                         448            187,026,252.07                    65.46
Full Documentation                                            185             66,248,739.81                    23.19
No Income / No Asset                                           85             29,725,818.79                    10.40
Limited Documentation                                           9              2,710,153.45                     0.95
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
SILENT SECOND:                                     Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
No Silent Second                                              592            226,908,836.62                    79.42
Silent Second                                                 135             58,802,127.50                    20.58
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================




                                                                                                                      38
                                              [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
GROSS MARGIN:                                      Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
1.950 - 2.000                                                   2                682,014.53                     0.24
2.001 - 2.250                                                  39             18,134,122.00                     6.35
2.251 - 2.500                                                  84             37,757,465.20                    13.22
2.501 - 2.750                                                  75             36,024,074.30                    12.61
2.751 - 3.000                                                 163             61,058,922.35                    21.37
3.001 - 3.250                                                 267             94,305,635.70                    33.01
3.251 - 3.500                                                  87             33,562,221.95                    11.75
3.501 - 3.750                                                  10              4,186,508.09                     1.47
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
MAXIMUM MORTGAGE RATE:                             Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
8.000 - 8.000                                                   1                464,048.50                     0.16
8.001 - 8.250                                                   2                748,250.00                     0.26
8.501 - 8.750                                                   1                510,000.00                     0.18
8.751 - 9.000                                                 548            222,838,750.47                    77.99
9.001 - 9.250                                                   1              1,414,482.29                     0.50
9.251 - 9.500                                                   1                361,500.00                     0.13
9.751 - 10.000                                                150             50,864,722.94                    17.80
10.001 - 10.250                                                15              5,790,609.53                     2.03
10.751 - 11.000                                                 1                520,000.00                     0.18
11.751 - 12.000                                                 2                818,000.00                     0.29
12.251 - 12.500                                                 3                853,900.39                     0.30
12.751 - 12.900                                                 2                526,700.00                     0.18
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================




                                                                                                                      39
                                              [LOGO] RBS Greenwich Capital

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
ORIGINAL LTV RATIO:                                Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
16.67 - 20.00                                                   1                300,000.00                     0.11
25.01 - 30.00                                                   1                 92,800.00                     0.03
30.01 - 35.00                                                   4              1,353,350.73                     0.47
35.01 - 40.00                                                   6              1,451,000.00                     0.51
40.01 - 45.00                                                   9              2,820,698.20                     0.99
45.01 - 50.00                                                  25             10,655,150.00                     3.73
50.01 - 55.00                                                  26             10,704,250.64                     3.75
55.01 - 60.00                                                  28             14,090,252.32                     4.93
60.01 - 65.00                                                  52             21,885,385.11                     7.66
65.01 - 70.00                                                  86             43,108,173.68                    15.09
70.01 - 75.00                                                 214             82,788,716.08                    28.98
75.01 - 80.00                                                 254             90,440,769.34                    31.65
80.01 - 85.00                                                   7              1,899,553.51                     0.66
85.01 - 90.00                                                   7              1,916,229.81                     0.67
90.01 - 95.00                                                   7              2,204,634.70                     0.77
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
CREDIT SCORE:                                      Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
617 - 625                                                      13              4,449,600.00                     1.56
626 - 650                                                      75             28,057,127.16                     9.82
651 - 675                                                     118             44,340,500.05                    15.52
676 - 700                                                     161             67,833,297.77                    23.74
701 - 725                                                     146             57,162,541.19                    20.01
726 - 750                                                      90             37,276,765.33                    13.05
751 - 775                                                      85             33,797,614.81                    11.83
776 - 800                                                      33             10,941,077.81                     3.83
801 - 810                                                       6              1,852,440.00                     0.65
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================

                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
PREPAY PENALTY TERM:                               Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
0                                                              55             23,835,145.22                     8.34
2                                                              87             41,792,811.32                    14.63
36                                                            585            220,083,007.58                    77.03
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================




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

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
 makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                          Principal Balance         Principal Balance
                                                      Number of           Outstanding as of         Outstanding as of
STATE:                                             Mortgage Loans          the Cutoff Date           the Cutoff Date
-----------------------------------------     ---------------------    ------------------------    --------------------
California                                                    429            181,493,224.32                    63.52
New Jersey                                                     33             13,483,681.50                     4.72
Florida                                                        36             10,227,472.11                     3.58
Illinois                                                       19              8,852,095.68                     3.10
Arizona                                                        15              7,315,120.39                     2.56
New York                                                       14              6,293,785.85                     2.20
Colorado                                                       17              6,161,848.98                     2.16
Virginia                                                       17              6,060,990.38                     2.12
Texas                                                          17              5,021,217.24                     1.76
Utah                                                           10              4,498,249.97                     1.57
Minnesota                                                      10              3,824,863.74                     1.34
Ohio                                                           16              3,617,824.53                     1.27
Connecticut                                                     8              3,302,221.11                     1.16
Michigan                                                       12              2,959,790.00                     1.04
Massachusetts                                                   6              2,383,750.00                     0.83
Maryland                                                        6              2,381,553.00                     0.83
Georgia                                                         8              2,216,650.00                     0.78
Oregon                                                          6              2,147,281.54                     0.75
Missouri                                                        7              2,023,706.36                     0.71
Kansas                                                          4              1,981,000.00                     0.69
North Carolina                                                  6              1,473,484.26                     0.52
Washington                                                      6              1,316,050.00                     0.46
Nevada                                                          4              1,190,890.43                     0.42
Pennsylvania                                                    3              1,085,000.00                     0.38
Tennessee                                                       3                734,152.73                     0.26
Wisconsin                                                       4                727,000.00                     0.25
Hawaii                                                          1                649,000.00                     0.23
South Dakota                                                    1                391,660.00                     0.14
South Carolina                                                  1                383,700.00                     0.13
Indiana                                                         2                365,800.00                     0.13
New Mexico                                                      1                356,250.00                     0.12
District of Columbia                                            1                300,000.00                     0.11
Rhode Island                                                    1                210,000.00                     0.07
Wyoming                                                         1                140,250.00                     0.05
Idaho                                                           1                 73,000.00                     0.03
Oklahoma                                                        1                 68,400.00                     0.02
-----------------------------------------     ---------------------    ------------------------    --------------------
Total                                                         727            285,710,964.12                   100.00
=========================================     =====================    ========================    ====================




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